                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          March 19, 1997



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.         Other Events
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   In connection with the Registration Statement on Form S-3 (No. 333-01307) of
Mattel, Inc. (the "Company") pertaining to the issuance of up to $350,000,000 in aggregate amount of various types of the Company's securities, the Company hereby incorporates by reference the "Description of Capital Stock of Mattel" set forth on pages 55 through 66, inclusive, of the Company's Registration Statement on Form S-4 (No. 333-21785) under the Securities Act of 1933, as amended, pertaining to the Company's acquisition (the "Acquisition") of Tyco Toys, Inc. ("Tyco") and related transactions. Among other things, such description of the Company's capital stock sets forth the rights, preferences and provisions of the Company's Series B Preferred Stock and Series C Mandatorily Convertible Redeemable Preferred Stock, shares of which are proposed to be issued upon the consummation of the Acquisition in exchange for outstanding shares of Tyco preferred stock.

   The following table sets forth the Company's unaudited ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the periods indicated.

                                     For the Years Ended December 31, (a)
                             -------------------------------------------------
                               1996      1995      1994      1993       1992
                             --------  --------  --------  ---------  --------
Ratio of earnings to
 fixed charges (b)              6.88       7.01    6.88       4.20      4.51
Ratio of earnings to combined
 fixed charges and preferred
 stock dividends (b)            6.88       6.76    6.43       3.94      4.25

(a) The consolidated ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for 1993 and 1992 has been restated for the effects of the November 1993 merger of Fisher-Price, Inc. into a wholly-owned subsidiary of the Company, accounted for as a pooling of interests.

(b) The ratio of earnings to fixed charges is computed by dividing income before taxes, extraordinary items, cumulative effect of changes in accounting principles, fixed charges, minority interest and undistributed income of less-than-majority-owned affiliates (as used in this footnote
     (b), "earnings") by fixed charges. Fixed charges are the sum of interest costs (whether expensed or capitalized) and the portion of aggregate rental expense (one-third) which is estimated to represent the interest factor in such rentals. The ratio of earnings to combined fixed charges and preferred stock dividends is computed by dividing earnings by the sum of fixed charges plus dividends on the Company's outstanding shares of preferred stock during the indicated period. The Company currently has no outstanding shares of preferred stock.
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

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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  (a) Financial Statements of Businesses Acquired.

      None.

  (b) Pro Forma Financial Information.

      None.

  (c) Exhibits.

      Exhibit 12 Statement Re: Computation of Ratios of Earnings to Combined
                 Fixed Charges and Preferred Stock Dividends

      99.1 Pages 55 to 66, inclusive, of the Company's Registration Statement on Form S-4 (No. 333-21785) filed February 14, 1997 (incorporated by reference to such registration statement)

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

                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
                                                  -------------------------
                                                  Leland P. Smith
                                                  Assistant Secretary and
        Date: March 19, 1997                      Assistant General Counsel
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